                                                                    EXHIBIT 21.1

                       LONE STAR STEAKHOUSE & SALOON, INC.

STATE INCORPORATED          NAME OF LEGAL ENTITY
------------------------------------------------

Alabama                     Lone Star Steakhouse & Saloon of Alabama, Inc.
Alaska                      Lone Star Steakhouse & Saloon of Alaska, Inc.
Arizona                     Texas Star Steakhouse & Saloon of Arizona, Inc.
Arkansas                    Lone Star Steakhouse & Saloon of Arkansas, Inc.
Arkansas                    Lone Star Steakhouse & Saloon of Ft. Smith, Inc.
Arkansas                    Lone Star Steakhouse & Saloon of Springdale, Inc.
California                  Lone Star Steakhouse & Saloon of California, Inc.
Colorado                    Lone Star Steakhouse & Saloon of Colorado, Inc.
Connecticut                 Lone Star Steakhouse & Saloon of Connecticut, Inc.
Delaware                    Lone Star Steakhouse & Saloon of Wilmington, Inc.
Delaware                    LS Management, Inc.
Delaware                    Lone Star Finance, Inc.
Delaware                    L.S. Delaware Leasing, Inc.
Florida                     Lone Star Steakhouse & Saloon of Florida, Inc.
Georgia                     L. S. Steakhouse & Saloon of Georgia, Inc.
Idaho                       Lone Star Steakhouse & Saloon of Idaho, Inc.
Illinois                    Lone Star Steakhouse & Saloon of Springfield, Inc.
Indiana                     Lone Star Steakhouse & Saloon of Evansville, Inc.
Indiana                     Lone Star Steakhouse & Saloon of Indianapolis, Inc.
Iowa                        Lone Star Steakhouse & Saloon of Iowa, Inc.
Kansas                      L. S. of Kansas, Inc.
Kansas                      LS Marketing, LLC
Kansas                      L.S. Leasing, Inc.
Kentucky                    Lone Star Steakhouse & Saloon of Kentucky, Inc.
Louisiana                   Lone Star Steakhouse & Saloon of Louisiana, Inc.
Maine                       Lone Star Steakhouse & Saloon of Maine, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Maryland, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Waldorf, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Columbia, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Frederick, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Harford, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Montgomery, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Carroll, Inc.
Maryland                    Lone Star Steakhouse & Saloon of St. Mary's, Inc.
Maryland                    Lone Star Steakhouse & Saloon of Bowie, Inc.
Massachusetts               Lone Star Steakhouse & Saloon of Massachusetts, Inc.
Michigan                    Lone Star Steakhouse & Saloon of Michigan, Inc.
Minnesota                   Lone Star Steakhouse & Saloon of Minnesota, Inc.
Mississippi                 Lone Star Steakhouse & Saloon of Mississippi, Inc.

EXHIBIT 21.1
LONE STAR STEAKHOUSE & SALOON, INC.
SUBSIDIARIES OF THE COMPANY

STATE INCORPORATED              NAME OF LEGAL ENTITY
----------------------------------------------------

Missouri                        Lone Star Steakhouse & Saloon of Southern
                                  Missouri, Inc.
Montana                         Lone Star Steakhouse & Saloon of Montana, Inc.
Nebraska                        Lone Star Steakhouse & Saloon of Nebraska, Inc.
Nevada                          Lone Star Steakhouse & Saloon of Las Vegas, Inc.
Nevada                          Lone Star Steakhouse & Saloon of Nevada, Inc.
Nevada                          LS Mail Order, Inc.
New Hampshire                   Lone Star Steakhouse & Saloon of New Hampshire,
                                  Inc.
New Jersey                      Lone Star Steakhouse & Saloon of New Jersey,
                                  Inc.
New Jersey                      Bridgewater Properties, Inc.
New Mexico                      Lone Star Steakhouse & Saloon of New Mexico,
                                  Inc.
New York                        Lone Star Steakhouse & Saloon of New York, Inc.
North Carolina                  Mama's Concept, Inc.
North Carolina                  Frankie's Restaurant, Inc.
North Carolina (Asheville)      Big Guns, Inc.
North Carolina (Fayetteville)   Steaks of Fayetteville, Inc.
North Carolina (Greensboro)     Star Steaks, Inc.
North Carolina (Winston-Salem)  Lone Star Steaks, Inc.
North Dakota                    Lone Star Steakhouse & Saloon of North Dakota,
                                  Inc.
Ohio                            Lone Star Steakhouse & Saloon of Ohio, Inc.
Ohio                            Steaks of Ohio, Inc.
Oklahoma                        Lone Star Steakhouse & Saloon of Oklahoma, Inc.
Pennsylvania                    Lone Star Steakhouse & Saloon of Pennsylvania,
                                  Inc.
Rhode Island                    Lone Star Steakhouse & Saloon of Rhode Island,
                                  Inc.
South Carolina                  Lone Star Steakhouse & Saloon of South Carolina,
                                  Inc.
South Dakota                    Lone Star Steakhouse & Saloon of South Dakota,
                                  Inc.
South Dakota                    Mitchell Video, Inc.
Tennessee                       Lone Star Steakhouse & Saloon of Johnson City,
                                  Inc.
Tennessee                       Frankie's of Tennessee, Inc.
Texas                           L.S. Steakhouse & Saloon of Texas, Inc.
Utah                            Lone Star Steakhouse & Saloon of Utah, Inc.
Virginia                        Lone Star Steakhouse of Centreville, Inc.
Virginia                        Lone Star Steakhouse of Herndon, Inc.
Virginia                        Lone Star Steakhouse of Richmond, Inc.
Virginia                        Lone Star Steakhouse of Virginia Beach, Inc.
Washington                      Lone Star Steakhouse & Saloon of Washington,
                                  Inc.
West Virginia                   Lone Star Steakhouse & Saloon of West Virginia,
                                  Inc.
Wisconsin                       Lone Star Steakhouse & Saloon of Wisconsin, Inc.

Colorado                        Del Frisco's of Colorado, Inc.

EXHIBIT 21.1
LONE STAR STEAKHOUSE & SALOON, INC.
SUBSIDIARIES OF THE COMPANY

STATE INCORPORATED              NAME OF LEGAL ENTITY
----------------------------------------------------

DC                              Del Frisco's of Washington, D.C., Inc.
Delaware                        CGB Delaware, Inc.
Delaware                        CWA Delaware, Inc.
Illinois                        Del Frisco's of Illinois, Inc.
Nevada                          Del Frisco's of Nevada, Inc.
New York                        Del Frisco's of New York, Inc.
North Carolina                  Del Frisco's of North Carolina, Inc.
Philadelphia                    Del Frisco's of Philadelphia, Inc.
Texas                           Crockett Beverage Corp. (Ft. Worth)
Texas                           Irwin J. Grossnerr Foundation, Inc. (Dallas)
Texas                           Del Frisco-Dallas, L.P.
Texas                           Del Frisco-Fort Worth, L.P.

Alabama                         Sullivan's of Alabama, Inc.
Alaska                          Sullivan's of Alaska, Inc.
Arizona                         Sullivan's of Arizona, Inc.
Arkansas                        Sullivan's of Arkansas, Inc.
California                      California Sullivan's, Inc.
Colorado                        Colorado Sullivan's, Inc.
Delaware                        Sullivan's of Delaware, Inc.
Delaware                        Steak Concepts, Delaware, Inc.
Georgia                         Sullivan's of Georgia, Inc.
Illinois                        Sullivan's of Illinois, Inc.
Indiana                         Sullivan's of Indiana, Inc.
Louisiana                       Louisiana Steakhouse, Inc.
Massachusetts                   Massachusetts Sullivan's, Inc.
Michigan                        Sullivan's of Michigan, Inc.
Nebraska                        Sullivan's Restaurants of Nebraska, Inc.
New York                        Sullivan's of New York, Inc.
North Carolina                  Sullivan's of North Carolina, Inc.
Ohio                            Sullivan's of Ohio, Inc.
Pennsylvania                    North Philadelphia Sullivan's, Inc.
Tennessee                       Sullivan's of Tennessee
Texas                           Sullivan's-Austin, L.P.
Texas                           Travis Beverage Corp. (Austin)
Texas                           Westheimer Beverage Corp. (Houston)
Texas                           Village Beverage Corporation (Dallas)
Virginia                        Sullivan's of Virginia, Inc.

EXHIBIT 21.1
LONE STAR STEAKHOUSE & SALOON, INC.
SUBSIDIARIES OF THE COMPANY

STATE INCORPORATED              NAME OF LEGAL ENTITY
----------------------------------------------------

Arkansas                        TXLC of Arkansas, Inc.
Colorado                        TXLC of Colorado, Inc.
Nevada                          TXLC Nevada, Inc.
New Mexico                      TXLC Albuquerque Restaurant, LLC
North Carolina                  Texas Land & Cattle Steak House of North
                                  Carolina,  Inc.
Tennessee                       TXLC of Tennessee, Inc.
Texas                           TX.C.C., Inc.
Texas                           TC Spring Creek Club, Inc.
Texas                           TC Spring Valley Club, Inc.
Texas                           Texas LC Liquor Company
Texas                           TX.C.C. - Preston, L.P.
Texas                           TXLC Restaurants, LP